Exhibit 10.1

SECOND AMENDMENT
TO
INTERNATIONAL LETTER OF CREDIT AGREEMENT

THIS SECOND AMENDMENT TO INTERNATIONAL LETTER OF CREDIT AGREEMENT is dated as of the 29th day of September, 2009 (this “Second Amendment”), and entered into among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (the “Guarantor”), and WELLS FARGO HSBC TRADE BANK, N.A. (the “Bank”).

BACKGROUND:

A.            The Borrower, the Guarantor and Bank entered into an International Letter of Credit Agreement, dated as of September 29, 2006 (as amended through the date hereof and as may be further amended, modified or supplemented, the “Agreement”).  Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.

B.            The Borrower has requested an amendment to extend the Maturity Date of the Agreement.

C.            The Bank hereby agrees to amend the Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantor and the Bank covenant and agree as follows:

SECTION 1.  AMENDMENTS.

(a)           Amendment to Section 4.1.  Section 4.1 of the Agreement is hereby amended and restated to read as follows:

Facility Fee.  The Borrower shall pay to the Bank (i) on September 29, 2009, a non-refundable facility fee in an amount equal to the product of (x) the Commitment and (y) the Annual Facility Fee Percentage, and (ii) on each Loan Facility Anniversary Date (other than the Maturity Date), a non-refundable facility fee in an amount equal to the product of (x) the Commitment and (y) the Annual Facility Fee Percentage, prorated to the Maturity Date in the case of the final Loan Facility Anniversary  Date prior to the Maturity Date.

(b)           Amendments to Exhibit “A” of the Agreement.  The following definitions in Exhibit “A” of the Agreement are hereby amended and restated in their entirety, to read as follows:

“Borrower Agreement” shall mean the Borrower Agreement dated as of the September 29, 2009, executed by the Borrower and the Bank, as amended, restated, supplemented or otherwise modified from time to time.

“Fast Track Borrower Supplement” shall mean the Fast Track Borrower Agreement Supplement executed by the Borrower as of September 29, 2009, as the same may be amended, restated, modified or supplemented from time to time.

“Loan Facility Anniversary Date” shall mean each one (1) year anniversary of September 29, 2009.

“Maturity Date” shall mean June 12, 2012.

SECTION 2.  REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           (i) the Borrower has all requisite power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by Debtor Laws;

(b)           there exists no Event of Default or Default under the Agreement both before and after giving effect to this Second Amendment;

(c)           the representations and warranties set forth in the Agreement and other International Loan Documents are true and correct in all material respects on the date hereof both before and after giving effect to this Second Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(d)           the Agreement, as amended hereby, and the other International Loan Documents remain in full force and effect; and

(e)           neither the execution, delivery and performance of this Second Amendment or the Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (a) contravene the terms of the Organization Documents of the Borrower, (b) violate any Governmental Requirement or

(c) conflict with any Obligation to which the Borrower is a party; except in the case of clauses (b) and (c) above to the extent that such conflict could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.  CONDITIONS TO EFFECTIVENESS.  All provisions of this Second Amendment shall be effective upon receipt by the Bank of the following:

(a)           This Second Amendment duly executed by the Borrower, the Guarantor and the Bank;

(b)           Secretary’s Certificate of Borrower duly executed by the Borrower, in form and substance satisfactory to Bank;

(c)           Secretary’s Certificate of Guarantor duly executed by the Guarantor, in form and substance satisfactory to Bank;

(d)           Acknowledgement of Country Limitation Schedule duly executed by the Borrower;

(e)           Executed copies of the Borrower Agreement and Fast Track Borrower Supplement;

(f)            Approval and waiver letter from Ex-Im Bank; and

(g)           Payment by the Borrower of the facility fee pursuant to Section 4.1 of the Agreement.

SECTION 4.  ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTOR.  Guarantor hereby (i) consents to the terms and execution hereof; (ii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iii) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the Guarantor and without impairing the liability of the Guarantor under its Guaranty for all of the Borrower’s present and future indebtedness to the Bank.

SECTION 5.  REFERENCE TO THE AGREEMENT.

(a)           Upon the effectiveness of this Second Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Agreement, as affected and amended hereby.

(b)           The Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.  COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees, charges and disbursements of counsel with respect thereto).

SECTION 7.  EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Bank (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

SECTION 8.  HEADINGS.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

SECTION 9.  ENTIRE AGREEMENT.  THIS SECOND AMENDMENT AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 10.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 11.  WAIVERS OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS SECOND AMENDMENT OR INTERNATIONAL LOAN DOCUMENTS, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECOND AMENDMENT OR ANY INTERNATIONAL LOAN DOCUMENT AND AGREE THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

BORROWER:

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

GUARANTOR:

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

BANK:

WELLS FARGO HSBC TRADE BANK, N.A.

By:	/s/ Robert Corder
Robert Corder
Vice President